ADAMS NATURAL RESOURCES FUND

Formerly Petroleum & Resources Corporation

FIRST QUARTER REPORT

MARCH 31, 2015

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

Oil prices continued to decline following the collapse of 2014. Domestic crude prices, as measured by West Texas Intermediate, fell 10.5% in the first quarter. Energy stocks in the Dow Jones Oil and Gas Index fared better than the commodity price, losing 2.1%. Faced with the impact of lower prices, oil and gas companies slashed spending across the board, with many cutting jobs and share buyback programs. Drilling programs were scaled back, causing a 43% decline in the rig count. In addition to making necessary cost cuts, energy companies also needed to repay revolving credit lines and shore up balances sheets. Capital markets were surprisingly wide open for the sector. Debt issuances by U.S. exploration companies topped $12 billion and the U.S.-based majors borrowed $14 billion. Equity issuances raised another $10 billion for energy companies in the first three months.

During the quarter, the Fund initiated two new positions, Chesapeake Energy and Alcoa. Chesapeake is in the middle of a significant transformation. With new management in place, focused on capital discipline and operational improvement, the reasonable valuation offered an attractive opportunity. The company’s large acreage position is concentrated in top U.S. oil and natural gas plays from South Texas to Pennsylvania, including the Utica, Eagle Ford and Powder River Basins. We believe Chesapeake’s low acreage acquisition costs and solid operational performance will generate production growth and returns higher than Wall Street’s expectations.

In Basic Materials, Alcoa presented an attractive entry point. Alcoa historically was a high cost producer of basic aluminum and aluminum products. Recently, the company has streamlined its manufacturing operations, becoming very cost competitive on a global scale. Importantly, it has also developed a high return, high growth downstream products business selling into the lucrative aerospace and automotive markets, among others. This conversion allows the company to benefit from the recent trend toward light weight vehicles. Alcoa is the key supplier of aluminum parts to the Ford F-150, the best-selling truck in the U.S. Ford is replacing 95% of the steel in the body of the F-150 with aluminum.

For the three months ended March 31, 2015, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was (2.8)%. The total return on the market price of the Fund’s shares for the period was (2.5)%. These compare to a (1.2)% total return for Lipper Global Natural Resources Funds Index over the same time period.

For the twelve months ended March 31, 2015, the Fund’s total return on NAV was (12.7)% and on market price was (10.7)%. The comparable return for the Lipper Global Natural Resources Funds Index was (18.2)%.

Net assets of the Fund at March 31, 2015 were $26.68 per share on 27,392,919 shares outstanding, compared with $27.56 per share at December 31, 2014 on 27,380,920 shares outstanding. On March 2, 2015, a distribution of $0.10 per share was paid, consisting of $0.02 net investment income and $0.06 long-term capital gain, realized in 2014, and $0.02 of net investment income realized in 2015, all taxable in 2015. On April 16, 2015, an investment income dividend of $0.10 per share was declared to shareholders of record May 13, 2015, payable June 1, 2015. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

April 16, 2015

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2015	2014
At March 31:
Net asset value per share	$26.68	$32.91
Market price per share	$23.15	$27.92
Shares outstanding	27,392,919	26,728,828
Total net assets	$730,854,522	$879,687,463
Unrealized appreciation on investments	$262,953,326	$398,697,899

For the three months ended March 31:
Net investment income	$3,249,069	$3,032,158
Net realized (loss) gain	$(5,845,156)	$20,826,975
Cost of shares repurchased	—	$1,454,325
Shares repurchased	—	53,800
Total return (based on market price)	(2.5)%	2.4%
Total return (based on net asset value)	(2.8)%	2.4%

Key ratios:
Net investment income to average net assets (annualized)	1.76%	1.42%
Expenses to average net assets (annualized)	0.86%	0.68%
Portfolio turnover (annualized)	13.3%	27.9%
Net cash & short-term investments to net assets	0.6%	0.6%

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

March 31, 2015

(unaudited)

	Market Value	Percent of Net Assets
Exxon Mobil Corp.	$115,466,550	15.8%
Chevron Corp.	78,021,136	10.7
Schlumberger Ltd.	52,233,440	7.1
Phillips 66	33,898,215	4.6
EOG Resources, Inc.	32,825,020	4.5
LyondellBasell Industries N.V. (Class A)	30,308,560	4.1
Occidental Petroleum Corp.	29,565,000	4.0
Dow Chemical Co.	23,630,150	3.2
CF Industries Holdings, Inc.	22,827,446	3.1
Anadarko Petroleum Corp.	22,772,750	3.1

Total	$441,548,267	60.2%

SCHEDULE OF INVESTMENTS

March 31, 2015 (unaudited)

	Shares	Value (A)
Common Stocks — 99.4%
Energy — 78.9%
Exploration & Production — 26.3%
Anadarko Petroleum Corp.	275,000	$22,772,750
Chesapeake Energy Corp. (B)	452,000	6,400,320
Cimarex Energy Co.	108,000	12,429,720
ConocoPhillips	213,000	13,261,380
Energen Corp.	129,600	8,553,600
EOG Resources, Inc.	358,000	32,825,020
EQT Corp.	140,000	11,601,800
Marathon Oil Corp.	571,000	14,908,810
Noble Energy, Inc.	373,500	18,264,150
Occidental Petroleum Corp.	405,000	29,565,000
Pioneer Natural Resources Co. (E)	99,500	16,269,245
Whiting Petroleum Corp. (C)	174,500	5,392,050

		192,243,845

Integrated Oil & Gas — 27.9%
Chevron Corp.	743,200	78,021,136
Exxon Mobil Corp.	1,358,430	115,466,550
Suncor Energy Inc.	350,000	10,237,500

		203,725,186

Oil Equipment & Services — 13.8%
Baker Hughes, Inc.	160,000	10,172,800
Ensco plc (Class A)	140,000	2,949,800
Halliburton Co.	145,070	6,365,672
National Oilwell Varco, Inc.	250,000	12,497,500
Oil States International Inc. (C)	170,000	6,760,900
Schlumberger Ltd.	626,000	52,233,440
Seadrill Ltd. (B)	200,003	1,870,028
Weatherford International plc (C)	645,000	7,933,500

		100,783,640

Pipelines — 4.4%
Kinder Morgan Inc.	469,000	19,726,140
Williams Companies, Inc.	250,000	12,647,500

		32,373,640

Refiners — 6.5%
Marathon Petroleum Corp.	132,300	13,546,197
Phillips 66	431,275	33,898,215

		47,444,412

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2015

(unaudited)

	Shares/ Principal	Value (A)
Basic Materials — 20.5%
Chemicals — 17.5%
Alcoa Inc.	614,000	$7,932,880
CF Industries Holdings, Inc. (E)	80,469	22,827,446
Dow Chemical Co.	492,500	23,630,150
Eastman Chemical Co.	140,000	9,696,400
LyondellBasell Industries N.V. (Class A)	345,200	30,308,560
Monsanto Co.	194,400	21,877,776
Praxair, Inc.	97,300	11,748,002

		128,021,214

General Industrials — 1.7%
Packaging Corp. of America	156,300	12,221,097
Gold & Precious Metals — 0.7%
SPDR Gold Trust (C) (E)	45,000	5,114,700
Industrial Metals — 0.6%
Freeport-McMoRan Copper & Gold Inc.	248,000	4,699,600

Total Common Stocks (Cost $463,758,556)		726,627,334

Short-Term Investments — 0.5%
Money Market Account — 0.5%
M&T Bank, 0.10%	$3,265,097	3,265,097
Money Market Funds — 0.0%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.14% (D)	100,000	100,000

Total Short-Term Investments (Cost $3,365,097)		3,365,097

Securities Lending Collateral — 1.1% (Cost $8,005,980)
Money Market Funds — 1.1%
Invesco Short-Term Investment Trust – Liquid Assets Portfolio (Institutional Class), 0.08% (D)	8,005,980	8,005,980

Total Investments — 101.0% (Cost $475,129,633)		737,998,411
Liability for open written option contracts — 0.0%		(11,800)
Other assets less liabilities — (1.0)%		(7,132,089)

Net Assets — 100.0%		$730,854,522

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $9,831,150.

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OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a year-end distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international, financial, petroleum, and other markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

This report is transmitted to the shareholders of Adams Natural Resources Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

ADAMS NATURAL RESOURCES FUND

Board of Directors

Enrique R. Arzac [1,3,5]	Frederic A. Escherich [2,3,4]	Craig R. Smith [1,2,5]
Phyllis O. Bonanno [1,2,5]	Roger W. Gale [1,3,4,5]	Mark E. Stoeckle [1]
Kenneth J. Dale [2,3,4]	Kathleen T. McGahran [1,6]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Nancy J. F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

(410) 752-5900          (800) 638-2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: PEO (NYSE), XPEOX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(866) 723-8330

Website: www.amstock.com

Email: info@amstock.com